                                                                     EXHIBIT 1.1


                     KELSEY-HAYES COMPANY

                        DEBT SECURITIES

             Guaranteed as to Payment of Principal
                        and Interest by

                      VARITY CORPORATION


          STANDARD UNDERWRITING AGREEMENT PROVISIONS
          ------------------------------------------





          Kelsey-Hayes Company, a Delaware corporation (the "Company"), proposes to issue and sell from time to time its debt securities, consisting of (i) unsecured senior debt securities (the "Senior Debt Securities") and (ii) unsecured subordinated debt securities (the "Subordinated Debt Securities" and, together with the Senior Debt Securities, the "Securities"). The Securities are registered under the registration statement referred to in Section 1 hereof.
Payment of principal of and interest on the Securities will be guaranteed (the "Guarantee") by Varity Corporation, a Delaware corporation (the "Guarantor"). The Senior Debt Securities will be issued under an indenture (as amended or supplemented, the "Senior Indenture") to be entered into among the Company, the Guarantor and Manufacturers and Traders Trust Company, as trustee (the "Senior Trustee"). The Subordinated Debt Securities will be issued under an indenture (as amended or supplemented, the "Subordinated Indenture" and, together with the Senior Indenture, the "Indentures") among the Company, the Guarantor and Manufacturers and Traders Trust Company, as trustee (the "Subordinated Trustee" and, together with the Senior Trustee, the "Trustees"). The Securities may be issued in one or more series and may have varying designations, denominations, interest rates and payment dates, maturities, redemption provisions, selling prices and other terms. The basic provisions set forth herein are intended to be incorporated by reference in a terms agreement of the type referred to below relating to the designation and series of Securities to be issued and sold by the Company pursuant thereto (the "Offered Securities") to the underwriter or several underwriters named therein (the "Underwriters"). The Terms Agreement, which shall be in the form of
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                                      -2-



Exhibit I hereto relating to the Offered Securities (the "Terms Agreement"), together with the provisions hereof incorporated therein by reference (which provisions shall not become effective until so incorporated by reference), is herein referred to as this "Agreement." If the Underwriters consist only of the firm or firms referred to in the Terms Agreement as Representative or Representatives, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

            The obligations of the Underwriters to purchase, and the Company to sell, the Offered Securities are evidenced by the Terms Agreement delivered at the time the Company determines to sell the Offered Securities. The Terms Agreement specifies the firm or firms which will be Underwriters, the amount of the Offered Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters for the Offered Securities, the public offering price, if any, of the Offered Securities and any terms of the Offered Securities not otherwise specified in the applicable Indenture (including, but not limited to, designations, denominations, covenants, interest rates and payment dates, maturity, redemption provisions and sinking fund requirements). The
Terms Agreement specifies any details of the terms of the offering that should be reflected in a post-effective amendment to the applicable Registration Statement or the Prospectus Supplement (each as hereinafter defined).

            1.    Registration Statement and Prospectus.  The
                  -------------------------------------
Company and the Guarantor have prepared and filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a joint registration statement on Form S-3 (the "registration statement"), including a prospectus relating to the Offered Securities and the Guarantees. The term "Registration Statement," as used in this Agreement, means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, and as thereafter amended by any post-effective amendment at the date of any Terms Agreement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, as supplemented to reflect the terms of the Offered Securities and the plan of distribution thereof, in the form in which it shall be filed with the Commission pursuant to Rule 424(b).
Any reference in this Agreement to the registration statement, the Registration Statement or any
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                                      -3-

Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the registration statement, the Registration Statement or any Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement or any Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the registration statement, the Registration Statement, any Prospectus, or any amendment or supplement thereto, but does not include any documents incorporated by reference in the Registration Statement, any Prospectus, or any amendment or supplement thereto subsequent to the Closing Date (as defined in Section 2 hereof).

            2.    Sale and Delivery to the Underwriters; Closing.
                  ----------------------------------------------
The obligation of the Underwriters to purchase the Offered Securities will be evidenced by a Terms Agreement at the time the Company determines to sell the Securities. The Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify (1) the firm or firms which will be Underwriters,
(2) the names of any Representatives, (3) the principal amount of Offered Securities to be purchased by each Underwriter and the purchase price to be paid by the Underwriters, (4) the terms of the Offered Securities not already specified in the Indenture, (5) whether any of the Offered Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below), (6) the time and date on which delivery of the Offered Securities will be made to the Representatives for the accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price in New York Clearing
House funds (such time and date, or such other time and date not later than seven full business days thereafter as the Representatives and the Company agree to as to time and date for payment and delivery, being herein and in the Terms
Agreement referred to as the "Closing Date") and (7) the place of delivery and payment.

            The obligations of the Underwriters to purchase the
Offered Securities will be several and not joint.  The Offered
Securities delivered to the Underwriters on the Closing Date will be in definitive fully registered form, in such
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                                      -4-

denominations and registered in such names as the Representatives may request.

            Certificates for the Offered Securities shall be registered in such names and in such denominations as the Representatives shall request by written notice, it being understood that a facsimile transmission shall be deemed written notice for such purpose, prior to 1:00 P.M., New York City time, on the third business day preceding the Closing Date.

            If the Terms Agreement provides for sales of Securities pursuant to Delayed Delivery Contracts, the Company authorizes the Underwriters to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("Delayed Delivery Contracts") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date, the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee (expressed as a discount) set forth in such Terms Agreement in respect of the principal amount of Securities to be sold pursuant to Delayed Delivery Contracts ("Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contract. If the Company executes and delivers a Delayed Delivery Contract, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters and the aggregate principal amount of Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the principal amount of Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Representatives determine that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives not later than the business day prior to the Closing Date of the principal amount of Contract Securities.

            3.    Agreements of the Company and the Guarantor.
                  -------------------------------------------
The Company and the Guarantor agree with each Underwriter as follows:

            (a)   If, at the time any Terms Agreement is executed
      and delivered, it is necessary for a post-effective
      amendment to the Registration Statement to be declared
      effective before the offering of the Offered Securities may
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                                      -5-

      commence, the Company and the Guarantor will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Underwriters promptly and, if requested, will confirm such advice in writing, when the Company or the Guarantor receives notice (written or oral) that such post-effective amendment has become effective.

            (b) The Company and the Guarantor will advise the Underwriters promptly and, if requested, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement or any Prospectus or for additional information;
      (ii) upon knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Offered Securities for offering or sale in any jurisdiction or of the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (e) below, of any change in the Company's or the Guarantor's financial condition, business, prospects, properties, net worth or results of operations, or of the happening of any event, including the filing of any information, documents or reports pursuant to the Exchange Act, that makes any statement made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company and the Guarantor, upon knowledge thereof, will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

            (c) The Company and the Guarantor will furnish to each of the Representatives and to counsel to the Representatives, without charge (i) one signed copy of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the Registration Statement, and (ii) such number of conformed copies of the
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                                      -6-


      Registration Statement as originally filed and of each amendment thereto, but without exhibits, as the Representatives may reasonably request.

            (d) Neither the Company nor the Guarantor will file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which the Representatives shall not previously have been advised or to which the Representatives shall reasonably object in writing after being so advised.

            (e) If during the period when the Prospectus is required to be delivered under the Act any event shall occur that in the judgment of the Company or the Guarantor or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus in order to comply with the Act or any other law, the Company and the Guarantor will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof.

            (f) The Company and the Guarantor will cooperate with the Underwriters and with counsel for the Underwriters in connection with the registration or qualification of the Offered Securities for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company or the Guarantor be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

            (g)   The Company and the Guarantor will make
      generally available to its security holders a consolidated earnings statement, which need not be audited, covering a
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                                      -7-

      twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as reasonably practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

            (h) During the period of two years hereafter, the Company will furnish to the Underwriters (i) as soon as available, a copy of each report of the Guarantor (and, if applicable, the Company) mailed to stockholders or filed with the Commission or the New York Stock Exchange, and
      (ii) from time to time such other information concerning the Company and the Guarantor as the Underwriters may reasonably request.

            (i) Between the date of any Terms Agreement and the Closing Date specified in such agreement, the Company will not, without the Representatives' prior consent, offer, sell, contract to sell or otherwise dispose of debt securities of the Company having a maturity of more than one year from the date of issue covered by the Registration Statement or another registration statement filed by the Company under the Act, except that the Company may offer, sell, contract to sell or otherwise dispose of obligations of the Company in respect of industrial revenue bonds or similar securities exempt from federal income taxes.

            (j) The Company will apply the net proceeds from the sale of the Offered Securities hereunder substantially in accordance with the description set forth in the Prospectus.

            4.    Representations and Warranties of the Company
                  ---------------------------------------------
and the Guarantor.  The Company and the Guarantor, jointly and
- -----------------
severally, represent and warrant to each Underwriter that:

            (a) The Registration Statement and any post-effective amendment thereto have been declared effective by the Commission and no stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

            (b)   Each Prospectus included as part of the
      registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to

      Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that this representation and warranty does not apply to statements in or omissions from such Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information furnished to the Company or the Guarantor in writing by an Underwriter expressly for use therein. The Commission has not issued any order preventing or suspending the use of any Prospectus.

            (c) The Company, the Guarantor and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. The registration statement in the form in which it became effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that this representation and warranty does not apply to statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company or the Guarantor in writing by an Underwriter expressly for use therein.

            (d) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange
      Act and the rules and regulations thereunder; no such document when it was filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

            (e) Each of the Company and the Guarantor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the financial condition, business, properties, net worth or results of operations of the Guarantor and its subsidiaries taken as a whole or of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

            (f) Each Material Subsidiary (as defined below) is a corporation duly organized, validly existing and in good standing in the jurisdiction of its organization, with full corporate power and authority to own, lease and operate its properties and to conduct its business, except where the failure of a Material Subsidiary to be duly organized and existing or to have full corporate power and authority would not have a Material Adverse Effect; each Material Subsidiary is duly registered, qualified or licensed to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register, be licensed or qualify would not have a Material Adverse Effect; all the outstanding shares of capital stock of each Material Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Guarantor directly, or indirectly through one of its other subsidiaries, free and clear of any lien, adverse claim, security interest, equity, or other encumbrance; and there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, shares of capital stock or other equity interests in any Material
      Subsidiary. As used herein, the term "Material Subsidiaries" means the following subsidiaries of the
      Guarantor: Varity Holdings Limited and Perkins Group Limited, each a corporation organized under the laws of the United Kingdom; Dayton Walther Corporation, an Ohio corporation; K-H Corporation, a Delaware corporation; and the Company.

            (g) The Offered Securities have been duly authorized by the Company and, when executed by the Company and authenticated by the applicable Trustee in accordance with the terms of the applicable Indenture (assuming the due authorization, execution and delivery thereof by the Trustee thereunder), and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement and the Terms Agreement and the applicable Indenture, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

            (h) There are no legal or governmental proceedings pending or, to the knowledge of the Company or the Guarantor, threatened, against the Company, the Guarantor or any of their respective subsidiaries which are reasonably likely to have a Material Adverse Effect, or to which the Company, the Guarantor or any of their respective subsidiaries, or to which any of their respective properties, is subject which are material to the Company and its subsidiaries or the Guarantor and its subsidiaries, in each case taken as a whole, that are required to be described in the Registration Statement or the Prospectus, but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments relating to the Company, the Guarantor or their respective subsidiaries that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required by the Act or the Exchange Act. The descriptions of the terms of any such contracts or documents contained in the

      Registration Statement, the Prospectus or any Incorporated
      Documents are correct in all material respects.

            (i) Neither the Company, the Guarantor nor any of their respective subsidiaries is (i) in violation of its certificate or articles of incorporation or bylaws, or other organizational documents, (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company, the Guarantor or any of their respective subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company, the Guarantor or any of their respective subsidiaries or any of their respective properties, or
      (iii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or instrument to which the Company, the Guarantor or any of their respective subsidiaries is a party or by which any of them or any of their respective properties may be bound, and no condition or state of facts exists, which, with the passage of time or the giving of notice or both, would constitute such a default, except in the case of clauses (i), (ii) and (iii) where any such violation or default, or violations and defaults in the aggregate, would not have a Material Adverse Effect.

            (j) None of the issuance and sale of the Offered Securities, the execution, delivery or performance of this Agreement, the Terms Agreement, the Indenture relating to the Offered Securities and any Delayed Delivery Contract by the Company or the Guarantor, to the extent each is a party thereto, or the consummation by the Company and the Guarantor of the transactions contemplated hereby and thereby to be consummated by the Company and the Guarantor
      (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Securities and the Guarantee under the Act and the Exchange Act, and compliance with the securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company, the Guarantor or any of their respective subsidiaries or
      (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any material agreement, indenture, lease or instrument to which the Company, the Guarantor or any of their respective subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company, the Guarantor or any of their respective subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Guarantor or any of their respective subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, except in the case of clauses (i) and (ii) where any such conflict, breach, default or violation, or conflicts, breaches, defaults or violations in the aggregate, would not have a Material Adverse Effect.

            (k) The accountants who have certified or shall certify the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto) were or shall be, for the periods in which they certified or certify such financial statements, independent public accountants as required by the Act.

            (l) The historical financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations, cash flows and changes in stockholders' equity of the Guarantor and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with United States generally accepted accounting principles (as described in the Prospectus) consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Guarantor and its subsidiaries.

            (m)   The execution and delivery of, and the
      performance by the Company and the Guarantor of their respective obligations under, each of this Agreement, the Terms Agreement, the Indenture relating to the Offered Securities and any Delayed Delivery Contract have been duly and validly authorized, executed and delivered by the Company and the Guarantor, to the extent each is a party thereto, and constitutes the valid and legally binding agreement of the Company and the Guarantor, to the extent each is a party thereto, enforceable against the Company and the Guarantor, to the extent each is a party thereto, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Indenture has been duly qualified under the Trust Indenture Act.

            (n) The Guarantee of the Offered Securities has been duly authorized by the Guarantor and, when the Offered Securities have been executed and authenticated in accordance with the terms of the applicable Indenture and delivered to and duly paid for by the purchasers thereof, the Guarantee will be a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

            (o) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), none of the Company, the Guarantor or any of their respective subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and its subsidiaries taken as a whole or the Guarantor and its subsidiaries taken as a whole, and there has not been any material change in the capital stock of the Company or the Guarantor, or material increase in the short-term debt or long-term debt of the Company, the Guarantor and any of their respective subsidiaries taken as a whole, or any Material Adverse Effect.

            (p) Each of the Company, the Guarantor and their respective subsidiaries has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances, except such as are described in the Registration Statement and the Prospectus or in a document filed as an exhibit to the Registration Statement and all the property described in the Prospectus as being held under lease by each of the Company, the Guarantor and their respective subsidiaries is held by it under valid, subsisting and enforceable leases, in each case with only such exceptions as in the aggregate would not have a Material Adverse Effect.

            (q) The Company, the Guarantor and each of their respective subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("Permits") as are necessary to own its respective properties and to conduct its business in the manner described in the Prospectus, except where the failure to have any such Permit would not have a Material Adverse Effect and subject to such qualifications as may be set forth in the Prospectus; the Company, the Guarantor and each of their respective subsidiaries has fulfilled and performed all its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, except where such action would not have a Material Adverse Effect and subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such Permits contains any restriction that is materially burdensome to the Company and its subsidiaries, taken as a whole, or the Guarantor and its subsidiaries, taken as a whole.

            (r) The Company, the Guarantor and their respective subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, except where the lack of such ownership or possession would not have a Material Adverse Effect, and neither the Company nor the Guarantor is aware of any claim to the contrary or any challenge by any other person to the rights of the Company, the Guarantor or any of their respective subsidiaries with respect to the foregoing.

            5.    Indemnification and Contribution.  (a) The
                  --------------------------------
Company and the Guarantor agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities, judgments and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities, judgments or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished in writing to the Company or the Guarantor by or on behalf of any Underwriter; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability, judgment or expense arising from the sale of the Offered Securities by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in any preliminary prospectus was corrected in the Prospectus. The foregoing indemnity agreement shall be in addition to any liability which the Company and the Guarantor may otherwise have.

            (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company or the Guarantor, such Underwriter or such controlling person shall promptly notify the Company and the Guarantor, and the Company and the Guarantor shall assume the defense thereof, including the employment of counsel and payment of all reasonable fees and expenses of such counsel.
Any such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person, rather than the Company or the Guarantor, unless (i) the Company or the Guarantor has agreed in writing to pay such fees and expenses, (ii) the Company or the Guarantor has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Company or the Guarantor and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Company or the Guarantor by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company and the Guarantor shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Company and the Guarantor shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel, not more than one per jurisdiction) at any time for all such Underwriters and controlling persons, which firm shall be designated in writing by the Underwriters, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Neither the Company nor the Guarantor shall be liable for any settlement of any such action, suit or proceeding effected without either of their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company and the Guarantor agree, jointly and severally, to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability, judgment or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Underwriter or any person controlling an Underwriter is entitled to employ separate counsel pursuant to the second sentence of this Section 5(b) and shall have requested the Company and the Guarantor in writing to reimburse such Underwriter or such controlling person for fees and expenses of counsel, the Company and the Guarantor agree that they shall be liable, jointly and severally, for any settlement of any proceeding effected by such Underwriter or such controlling person and for which the Company and the Guarantor are liable pursuant to Section 5(a) without its written consent if (i) such settlement is entered into more than ten (10) business days after receipt by the Company and the Guarantor of the aforesaid request or (ii) neither the Company nor the Guarantor shall have reimbursed such Underwriter or such controlling person in accordance with such request prior to the date of such settlement. Neither the Company nor the Guarantor shall, without the prior written consent of such Underwriter or such controlling person, effect any settlement of any pending or threatened proceeding in respect of which any Underwriter or any person controlling an Underwriter is or could have been a party and indemnity could have been sought hereunder by such Underwriter or such controlling person, unless such settlement includes an unconditional release of such Underwriter or such controlling person from all liability on claims that are subject matter of such proceeding.

            (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantor, their respective directors, officers who sign the Registration Statement, and any person who controls either the Company or the Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantor to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through the Representative(s) expressly for use in the Registration Statement, the Prospectus or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company or the Guarantor, any of their respective directors, officers, or any such controlling person based on the Registration Statement, the Prospectus or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Company or the Guarantor by paragraph (b) above (except that if the Company or the Guarantor shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company and the Guarantor, their respective directors, officers, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

            (d)   If the indemnification provided for in this
Section 5 is unavailable to, or insufficient to hold harmless, an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities, judgments or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, judgments or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other hand from the offering of the Offered Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities, judgments or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantor bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Guarantor on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (e) The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, judgments and expenses referred to in paragraph
(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this
Section 5, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Offered Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 5 are several in proportion to their underwriting obligations and not joint.

            (f) Any losses, claims, damages, liabilities, judgments or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 5 shall be paid by the indemnifying party to the indemnified party promptly as such losses, claims, damages, liabilities, judgments or expenses are incurred. The indemnity and contribution agreements contained in this Section 5 and the representations and warranties of the Company and the Guarantor set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company or the Guarantor, their respective directors or officers, or any person controlling the Company or the Guarantor, (ii) acceptance of any Offered Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company or the Guarantor, their respective directors or officers, or any person controlling the Company or the Guarantor, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 5.

            6.    Conditions of Underwriters' Obligations.  The
                  ---------------------------------------
several obligations of the Underwriters to purchase the Offered Securities hereunder are subject to the following conditions:

            (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Offered Securities may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the first business day following the date of the applicable Terms Agreement, or at such later date and time as shall be consented to in writing by the Representatives, and all filings, if any, required by Rule 424 under the Act shall have been timely made; no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company, the Guarantor or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with.

            (b) Subsequent to the execution of any applicable Terms Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the financial condition, business, properties, net worth, or results of operations of the Company and its subsidiaries taken as a whole, or the Guarantor and its subsidiaries taken as a whole, from the date of the latest balance sheet included or incorporated by reference in the Prospectus in each case not contemplated by the Prospectus, which is material and adverse; (ii) any downgrading in, or notice of any proposal to downgrade, the rating of the Company's or the Guarantor's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any public announcement that any such organization has under surveillance or review with negative implications the rating of the Company's or the Guarantor's debt securities; (iii) any suspension or limitation of trading in securities generally on or by the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, or any setting of minimum prices for trading on such exchange; (iv) any suspension of trading of any securities of the Company or the Guarantor on any exchange; (v) any banking moratorium declared by Federal or New York authorities; or (vi) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event set forth in (i) through (vi), in the judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated by the Prospectus.

            (c) The Underwriters shall have received on the Closing Date, an opinion of Cahill Gordon & Reindel (a partnership including a professional corporation), counsel for the Company and the Guarantor, dated the Closing Date and addressed to the Underwriters, to the effect that:

                  (i) Each of the Company and the Guarantor is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus;

                 (ii) Any Delayed Delivery Contract has been duly authorized, executed and delivered by the Company and the Guarantor;

                (iii)  The Indenture relating to the Offered
            Securities has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and the Guarantor and is a valid and binding agreement of the Company and the Guarantor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, fraudulent transfer and similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law);

                 (iv)  The Offered Securities have been duly
            authorized and, when executed and authenticated in accordance with the Indenture and delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, fraudulent transfer and similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and will be entitled to the benefits of the Indenture;

                  (v) The Registration Statement and all post-effective amendments, if any, have become effective under the Act and, to the best knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                 (vi)  The Company and the Guarantor have all
            requisite corporate power and authority to enter into this Agreement, the Terms Agreement, the Indenture relating to the Offered Securities, and any Delayed Delivery Contract to which either of them is a party and to issue and deliver the Offered Securities and the Guarantee, respectively, to the Underwriters;

                (vii) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor and is a valid, legal and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except (A) as limited by bankruptcy, insolvency, reorganization, fraudulent transfer and similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (B) that rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or the public policy underlying such laws;

               (viii) The Offered Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

                 (ix) None of the offer, sale, or delivery of the Offered Securities or the Guarantee, or the execution, delivery or performance of this Agreement, the Indenture relating to the Offered Securities, and any Delayed Delivery Contract, nor compliance by the Company or the Guarantor with all the provisions of this Agreement and the Indenture applicable to it, nor consummation by the Company or the Guarantor of the transactions contemplated hereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of incorporation or bylaws of the Company or the Guarantor or any indenture or other debt instrument or any other material agreement or lease, known to such counsel, to which the Company or the Guarantor is a party or by which any of them or any of their respective properties is bound or that is an exhibit to the Registration Statement or to any Incorporated Document, which conflict, breach or default would have a Material Adverse Effect, or, except as disclosed in the Registration Statement, will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantor under any such indenture, debt instrument, agreement or lease which lien, charge or encumbrance would have a Material Adverse Effect, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Company or the Guarantor or any of their respective properties, which violation would have a Material Adverse Effect;

                  (x) The Guarantee of the Offered Securities has been duly authorized by the Guarantor and, when the Offered Securities have been executed and authenticated in accordance with the Indenture and delivered to and duly paid for by the Underwriters, the Guarantee will be a valid and binding obligation of the Guarantor as to the Offered Securities, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, fraudulent transfer and similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law);

                 (xi)  No consent, approval, authorization or
            other order of, or registration or filing with, any Delaware, New York State or Federal court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company or the Guarantor (except as have been obtained or made under the Act and the Exchange Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Securities) for the valid issuance and sale of the Offered Securities to the Underwriters as contemplated by this Agreement; and

                (xii)  The Registration Statement and the
            Prospectus and any supplements or amendments thereto (except for the financial statements, schedules and notes thereto and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act; and each of the Incorporated Documents (except for the financial statements, schedules and notes thereto and other financial and statistical data included therein, as to which such counsel need not express any opinion), when they were filed (or, if an amendment with respect to any Incorporated Document was filed, when such amendment was filed) complied as to form in all material respects with the Exchange Act.

            In addition, such counsel shall state that such counsel participated in conferences with officers and other representatives of the Guarantor and the Company, representatives of the independent public accountants and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as otherwise indicated above) on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and representatives of the Guarantor and the Company), no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading or that the Prospectus as of its date or any supplement thereto as of its date, or the Registration Statement or the Prospectus and any amendment or supplement thereto as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

            The opinion of such counsel may be limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States. In rendering their opinion as aforesaid, such counsel may, as to factual matters, rely upon written certificates or statements of officers of the Company and the Guarantor and public officials.

            (d) The Underwriters shall have received letters dated the date of the Terms Agreement and the Closing Date from KPMG Peat Marwick LLP, independent certified public accountants, substantially in the forms heretofore approved by the Underwriters.

            (e) The Underwriters shall have received on the Closing Date, an opinion of Andrews & Kurth L.L.P., counsel for the Underwriters, dated the Closing Date and addressed to the Underwriters, in form and substance satisfactory to the Underwriters.

            (f) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or, to the knowledge of the Company or the Guarantor, shall be contemplated by the Commission at the Closing Date;
      (ii) there shall not have been any material change in the capital stock of the Company or the Guarantor nor any material increase in the short-term or long-term debt of the Company or the Guarantor (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and the Prospectus (or any amendment or supplement thereto), any material adverse change in the financial condition, business, prospects, properties, net worth or results of operations of the Company and its subsidiaries or the Guarantor and its subsidiaries taken as a whole; and (iv) all the representations and warranties of the Company and the Guarantor contained in this Agreement shall be true and correct on and as of the date of the Terms Agreement and on and as of the Closing Date as if made on and as of the Closing Date, and the Underwriters shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of each of the Company and the Guarantor (or such other officers as are acceptable to the Underwriters), to the effect set forth in this Section
      6(f) and in Section 6(g) hereof.

            (g) The Company and the Guarantor shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date.

            (h) The Company and the Guarantor shall have furnished or caused to be furnished to the Underwriters such further certificates and documents as the Representatives shall have reasonably requested.

            All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriters and their counsel.

            Any certificate or document signed by any officer of the Company or the Guarantor and delivered to the Underwriters or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company and the Guarantor to each Underwriter as to the statements made therein. Any certificate delivered by the Company and the Guarantor to its counsel for purposes of enabling such counsel to render the opinions referred to in this

      Section 6 will also be furnished to the Underwriters and counsel for the Underwriters.

            7.    Expenses.  The Company and the Guarantor agree
                  --------
to pay the following costs and expenses and all other costs and expenses incident to the performance by them of their obligations hereunder: (i) the preparation, printing (or reproduction), and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Offered Securities, (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Offered Securities, including any stamp taxes in connection with the original issuance and sale of the Offered Securities; (iv) the printing (or reproduction) and delivery of this Agreement, the Indenture, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Offered Securities; (vi) the registration or qualification of the Offered Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 3(f) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing (or reproduction), and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification);
(vii) the filing fees of the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the transportation and other expenses incurred by or on behalf of the Guarantor and Company representatives (other than the Underwriters) in connection with presentations to prospective purchasers of the Offered Securities; and (ix) the fees and expenses of the Company's and the Guarantor's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Guarantor.

            8.    Defaulting Underwriters.  If any one or more of
                  -----------------------
the Underwriters shall fail or refuse to purchase the Offered Securities which it or they have agreed to purchase under the Terms Agreement, and the aggregate principal amount of Offered Securities which such defaulting Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Offered Securities, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the aggregate principal amount of Offered Securities set forth opposite its name in the Terms Agreement bears to the aggregate principal amount of Offered Securities set forth opposite the names of all non-defaulting
Underwriters, to purchase the Offered Securities that such defaulting Underwriter or Underwriters agreed, but failed or refused, to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Offered Securities and the aggregate principal amount of Offered Securities with respect to which such default occurs is more than one-tenth of the total principal amount of Offered Securities and arrangements satisfactory to the Representatives and the Company for the purchase of such Offered Securities by one or more non-defaulting Underwriters or other party or parties are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriters or the Company and the Guarantor. In any such case that does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement.

            The agreements set forth in this Section will not apply if the Terms Agreement specifies that such agreements will not apply.

            9.    Survival of Certain Representations and
                  ---------------------------------------
Obligations.  The respective indemnities, agreements,
- -----------
representations, warranties and other statements of the Company, the Guarantor or their officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the result thereof, made by or on behalf of any Underwriter, the Company, the Guarantor or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If the Terms Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters under the Terms Agreement is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 7 and the respective obligations of the Company, the Guarantor and the Underwriters pursuant to Section 5 shall remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than the termination of the Terms Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (v), or
(vi) of Section 6(b), the Company will reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

            10.   Miscellaneous.  All notices and other
                  -------------
communications hereunder shall be in writing and shall be deemed to have been given if mailed or transmitted by any standard form of telecommunication. Notices to the Company shall be directed to Kelsey-Hayes Company, 11878 Hubbard Road, Livonia, Michigan 48150, Attention: Corporate Secretary; notices to the Guarantor shall be directed to Varity Corporation, 672 Delaware Avenue, Buffalo, New York 14209,
Attention: Corporate Secretary; notices to the Underwriters shall be directed to the Underwriters at the address set forth in the Terms Agreement.

            11.   Parties.  This Agreement and the Terms Agreement
                  -------
shall each inure to the benefit of and be binding upon each Underwriter, the Company and the Guarantor and their respective successors, heirs and legal representatives. Nothing expressed or mentioned in this Agreement or the Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Guarantor and their respective successors, heirs and legal representatives and the controlling persons and officers and directors referred to in Section 5 and their heirs and legal representatives, any legal or equitable right, remedy or claim under, by virtue of or in respect of this Agreement or the Terms Agreement or any provision herein or therein contained.
This Agreement and the Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Guarantor and their respective successors, heirs and legal representatives, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Offered Securities from an Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

            12.   Applicable Law; Counterparts.  This Agreement
                  ----------------------------
shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.

                                                                  EXHIBIT I


                         KELSEY-HAYES COMPANY

                            DEBT SECURITIES

               Guaranteed as to Payment of Principal
                            and Interest by

                           VARITY CORPORATION

                            TERMS AGREEMENT
                            ---------------
                                                                     [Date]

Kelsey-Hayes Company
11878 Hubbard Road
Livonia, Michigan  48150

Varity Corporation
672 Delaware Avenue
Buffalo, New York  14209

Attention:  [             ]

Ladies and Gentlemen:

            Referring to the Debt Securities of Kelsey-Hayes Company (the "Company") guaranteed as to payment of principal and interest by Varity Corporation (the "Guarantor") covered by
the joint Registration Statement on Form S-3 (No. 33-   ) (the
"Registration Statement") filed by the Company and the Guarantor with the Securities and Exchange Commission, on the basis of the representations, warranties and agreements contained or incorporated by reference in this Agreement, and subject to the terms and conditions herein set forth, the Underwriters named in the list attached hereto agree to purchase, severally and not jointly, and the Company and the Guarantor agree to sell to the Underwriters, $_______ aggregate principal amount of the Company's ___% __________ Due _______ guaranteed by the Guarantor (the "Securities") in the respective principal amounts set forth opposite the names of the Underwriters on the list attached hereto.

            The price at which the Securities shall be purchased from the Company by the Underwriters shall be ___% of the principal amount thereof. The Closing Date shall be _________, 199_, at ___ A.M., at the offices of ____________________.

            The Securities will have the following terms:

Title:
Maturity:
Interest Rate:
Interest Payment Dates:
Additional Terms:

            All provisions contained in the Kelsey-Hayes Company Standard Underwriting Agreement Provisions ("Standard Provisions"), a copy of which you have previously received, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if the Standard Provisions had been set forth in full herein [except that the obligations and agreements set forth in
Section 8 ("Default of Underwriters") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the above Securities]. Terms defined in the Standard Provisions are used herein as therein defined.

            The Securities will be made available for checking and packaging at the office of ________________________ at least 24 hours prior to the Closing Date.

            We represent that we are authorized to act for the several Underwriters named in Schedule A hereto in connection with this financing and any action under this Agreement by any of us will be binding upon all the Underwriters.

            If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Company, the Guarantor and the several Underwriters in accordance with its terms.

                                    Very truly yours,



                                    [Names of Representatives]
                                    On behalf of themselves and
                                      as Representatives of the
                                      Several Underwriters


                                    By:__________________________
                                       Name:
                                       Title:

The foregoing Terms Agreement
is hereby confirmed as of the
date first above written

KELSEY-HAYES COMPANY


By___________________________
  Name:
  Title:

VARITY CORPORATION


By___________________________
  Name:
  Title:

                                                                    ANNEX I

                         DELAYED DELIVERY CONTRACT
                         -------------------------

                                                                     , 199

Kelsey-Hayes Company
11878 Hubbard Road
Livonia, Michigan  48150

Varity Corporation
672 Delaware Avenue
Buffalo, New York  14209

Attention:  [               ]

Ladies and Gentlemen:

            The undersigned hereby agrees to purchase from Kelsey-Hayes Company, a Delaware corporation (the "Company"), and Varity Corporation, a Delaware corporation (the
"Guarantor"), and the Company and the Guarantor agree to sell to the undersigned,

                               $

principal amount of the Company's [insert title of securities] (the "Securities") guaranteed as to payment of principal and interest by the Guarantor, offered by the Company's and the
Guarantor's Prospectus dated           , 1995 and a Prospectus
Supplement dated             , 199  relating thereto, receipt
of copies of which is hereby acknowledged, at     % of the
principal amount thereof plus accrued interest, if any, from
           , 199 , and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

            The undersigned will purchase from the Company and the Guarantor as of the date hereof, for delivery on the dates set forth below, Securities in the principal amounts set forth below:

            Delivery Date                 Principal Amount
            -------------                 ----------------



Each of such delivery dates is hereinafter referred to as a "Delivery Date."

            Payment for the Securities that the undersigned has agreed to purchase for delivery on each Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House (next day) funds at the office
of                                    at 10:00 A.M. on such
Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned on such Delivery Date in definitive fully registered form and in such denominations and registered in such names as the undersigned shall designate by written or telegraphic communication addressed to the Company not less than five business days prior to such Delivery Date.

            It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract subject to the first paragraph hereof with respect to the accrual of interest; that the obligation of the Company and the Guarantor to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on each Delivery Date shall be subject only to the conditions that
(1) investment in the Securities shall not at such Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the principal amount of the Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

            Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

            This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, but will not be assignable by either party hereto without the written consent of the other.

            It is understood that the acceptance of any such Contract is in the Company's and the Guarantor's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company and the Guarantor, it is requested that the Company and the Guarantor sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company, the Guarantor and the undersigned when such counterpart is so mailed or delivered.

            This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

                                          Very truly yours,


                                          ___________________________
                                                (NAME OF PURCHASER)



                                          By_________________________
                                            Name:
                                            Title:

                                          ___________________________

                                          ___________________________
                                             (Address of Purchaser)

Accepted, as of the above date

KELSEY-HAYES COMPANY


By____________________________
  Name:
  Title:


VARITY CORPORATION


By____________________________
  Name:
  Title: